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                                                               EXHIBIT 10.19

                SUMMARY OF COMPENSATION OF EXECUTIVE OFFICERS

         Anheuser-Busch Companies, Inc. (the "Company") does not have employment agreements with any of its executive officers. The following is a description of executive officer compensation.

         On November 24, 2004, the Compensation Committee (the "Committee") of the Board of Directors of the Company approved the annual base salaries effective January 1, 2005, of the Company's executive officers after review of performance and competitive market data. The following table sets forth the annual base salary of the Company's Named Executive Officers (which officers were determined by reference to the Proxy Statement for the Company's 2005 Annual Meeting of Stockholders, dated March 10, 2005) for 2004:

                      NAME AND POSITION                                 2005 BASE SALARY
       Patrick T. Stokes
       President and Chief Executive Officer                             $   1,526,745

       August A. Busch III
       Chairman of the Board                                             $     600,000

       August A. Busch IV
       Vice President and Group Executive                                $     950,000

       W. Randolph Baker
       Vice President and Chief Financial Officer                        $     615,000

       Douglas J. Muhleman
       Group Vice President, Brewing, Operations and Technology,
       Anheuser-Busch, Incorporated                                      $     574,750

         Information regarding 2004 bonus payments is contained in the Company's Form 8-K filed with the Securities and Exchange Commission on February 7, 2005. Information regarding 2005 bonuses is contained in the Company's Form 8-K filed with the Securities and Exchange Commission on February 24, 2005.


         Also on November 24, 2004, the Committee approved grants of ten year incentive and non-qualified stock option awards to approximately 2,800 officers and management employees of the Company and its subsidiaries and affiliates eligible to receive such awards under the Company's 1998 Incentive Stock Plan including the Named Executive Officers for 2004. The 1998 Incentive Stock Plan, as amended, is attached as Appendix C to the Proxy Statement for the Company's 2005 Annual Meeting of Stockholders, dated March 10, 2005.

                      NAME AND POSITION                                 2004 AWARDS
       Patrick T. Stokes
       President and Chief Executive Officer                              900,000

       August A. Busch III
       Chairman of the Board                                              450,000

       August A. Busch IV
       Vice President and Group Executive                                 500,000

       W. Randolph Baker
       Vice President and Chief Financial Officer                         300,000

       Douglas J. Muhleman

       Group Vice President, Brewing, Operations and Technology,
       Anheuser-Busch, Incorporated                                       230,000

         The Company has provided additional information regarding compensation awarded to Named Executive Officers in respect of and during the year ended December 31, 2004, in the Proxy Statement for the Company's 2005 Annual Meeting of Stockholders dated March 10, 2005, which has been filed with the Securities and Exchange Commission.